UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): May 5, 2005

                           Playboy Enterprises, Inc.
              ____________________________________________________
             (Exact name of registrant as specified in its charter)

            Delaware                       001-14790           36-4249478
-------------------------------  ------------------------  --------------------
(State or other jurisdiction of  (Commission File Number)      (IRS Employer
         incorporation)                                      Identification No.)

              680 North Lake Shore Drive, Chicago, Illinois 60611
              ____________________________________________________
              (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (312) 751-8000


                                Not Applicable.
             _____________________________________________________
                   (Former name or former address, if changed
                              since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                Section 1--Registrant's Business and Operations

Item 2.02. Results of Operations and Financial Condition.

         The information set forth under "Item 2.02. Results of Operations and Financial Condition," including the Exhibit attached hereto, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

         Attached and incorporated herein by reference as Exhibit 99.1 is a copy of a press release of Playboy Enterprises, Inc. (the "Company"), dated May 5, 2005, reporting the Company's financial results for the first quarter ended March 31, 2005.


EXHIBIT INDEX

Exhibit
Number        Description
-------       -----------

99.1          Press Release issued by Playboy Enterprises, Inc. on May 5, 2005.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          PLAYBOY ENTERPRISES, INC.


May 5, 2005                               By:  /s/ Linda G. Havard
                                             _______________________________
                                                Linda G. Havard
                                              Executive Vice President,
                                              Finance and Operations, and
                                              Chief Financial Officer